Exhibit (14):        Powers of Attorney.

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Tommie D. Thompson, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ Tommie D. Thompson
                                        ----------------------------------------
                                        Tommie D. Thompson
                                        Executive Vice President, Comptroller
                                        and Treasurer

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ Samuel L. Foggie, Sr.
                                        ----------------------------------------
                                        Samuel L. Foggie Sr.
                                        Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Carol B. Hallett, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ Carol B. Hallett
                                        ----------------------------------------
                                        Carol B. Hallett
                                        Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Jeffrey M. Heller, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ Jeffrey M. Heller
                                        ----------------------------------------
                                        Jeffrey M. Heller
                                        Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

David H. Baris, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ David H. Baris
                                        ----------------------------------------
                                        David H. Baris
                                        Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ Oscar S. Straus II
                                        ----------------------------------------
                                        Oscar S. Straus II
                                        Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

John W. Weekly, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ John W. Weekly
                                        ----------------------------------------
                                        John W. Weekly
                                        Director and Chief Executive Officer

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Richard W. Mies, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.


                                        /s/ Richard W. Mies
                                        ----------------------------------------
                                        Richard W. Mies
                                        Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

Daniel P. Neary, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective September 1, 2003 and remains in effect until revoked or revised.


                                        /s/ Daniel P. Neary
                                        ----------------------------------------
                                        Daniel P. Neary,
                                        President and Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products

James G. McFarlane, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 1, 2003 and remains in effect until revoked or revised.


                                        /s/ James G. McFarlane
                                        ----------------------------------------
                                        James G. McFarlane
                                        Director